EXHIBIT 10.31

SECOND MODIFICATION AGREEMENT
(LONG FORM)

Loan Number 8184663435    Date: May 20, 2015

This Second Modification Agreement (Long Form) ("Agreement") is made as of the above date by and between SANMINA CORPORATION, a Delaware corporation (formerly known as Sanmina-SCI Corporation, a Delaware corporation), as "Borrower" and "Trustor" and MUFG Union Bank, N.A., formerly known as Union Bank, N.A. ("Bank"), with reference to the following facts:

RECITALS:

A.    Pursuant to a Loan Agreement dated July 19, 2012, as amended by Modification Agreement (Long Form) dated December 19, 2014 (the “First Modification Agreement”), between Bank as lender and Borrower (as so modified, the “Loan Agreement”), Bank made a loan to Borrower (the "Loan") evidenced by a promissory note in the principal amount of Forty Million and No/one-hundredths Dollars ($40,000,000.00), dated July 19, 2012 (the "Note").

B.    The Note is secured by a deed of trust recorded on July 19, 2012 as Instrument No. 2012-21755730 in the Official Records of the County of Santa Clara, State of California ("Official Records"), as amended by Memorandum of Modification Agreement (Short Form) dated December 19, 2014, recorded December 19, 2014 as Instrument No. 22804954 in the Official Records (the “Deed of Trust”).

C.    The Loan Agreement, the Note, the Deed of Trust and any other documents executed in connection with the Loan are collectively referred to as the "Loan Documents."

D.    It is the desire of the parties hereto to modify and amend the Loan Documents.

1.    AMENDMENTS TO THE LOAN AGREEMENT.

1.1    Definitions.

(a)    Effective as of the “Effective Date” (defined below), the following definitions contained in Section 1 of the Loan Agreement are added or amended, as applicable:

“Effective Date” means the date of the closing of the Restated Credit Agreement, but in no event later than the date the Memorandum of Second Modification Agreement is recorded in the Official Records.

“Memorandum of Second Modification Agreement” is the memorandum in the form attached as Exhibit “A” hereto.

“Permitted Acquisition” means any acquisition by Borrower, whether by purchase, merger, amalgamation, or otherwise, of all or substantially all of the assets of, all of the Equity Interests of, or a business line or unit or a division of, any Person, if and to the extent permitted under the Restated Credit Agreement.

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“Restated Credit Agreement” means the certain Second Amended and Restated Credit Agreement, to be dated on or about May 20, 2015, among Borrower, the lenders from time to time party thereto and Bank of America, N.A., as agent, amending and restating in its entirety the ABL Credit Agreement.

“Restated Credit Debt” means all outstanding “Obligations” under, and as defined in, the Restated Credit Agreement.

“Restricted Investment” means any Investment by Borrower, other than (a) Investments in Subsidiaries; (b) Cash Equivalents to the extent permitted under the Restated Credit Agreement; and (c) Investments permitted under Section 6(c).

“Senior Notes” means (a) the 4.375% Senior Secured Notes due June 1, 2019 in the aggregate original principal amount of $375,000,000, issued by Borrower pursuant to an indenture dated as of June 4, 2014, and (b) any registered notes issued by Borrower in exchange for, and as contemplated by, any of the Senior Notes with substantially identical terms as the Senior Notes.

(b)    The following definition contained in Section 1 of the Loan Agreement is hereby deleted: ABL Debt.

(c)    All references in the Loan Agreement to “ABL Credit Agreement” shall mean the Restated Credit Agreement, and to the ABL Debt shall mean the Restated Credit Debt.

1.2    Additional Certification. Section 5(a)(3) of the Loan Agreement is amended to read as follows:

“(3) concurrently with delivery of financial statements under clauses (1) and (2) above, or more frequently if requested by Bank while a Default or Event of Default exists, a Compliance Certificate together with a cerification that as of the last day of the Fiscal Quarter or Fiscal Year end, as applicable, (i) the Aggregate Available Commitment under the Restated Credit Agreement (as such term is defined therein) is at least $50,000,000.00, and (ii) Borrower is able to satisfy all conditions precedent under Article 2 and Section 4.02 of the Restated Credit Agreement to borrowing at least $50,000,000.00 of the Aggregate Available Commitment, in each case executed by the chief financial officer or treasurer of the Borrower;”

1.3    Restated Credit Agreement. Section 5(m) of the Loan Agreement is amended to replace each reference to “ABL Credit Agreement” with “Restated Credit Agreement.”

1.4    Indebtedness. Section 6(b) of the Loan Agreement is amended to replace the reference to “ABL Debt” with “Restated Credit Debt.”

1.5    Investments. The first sentence of Section 6(c) of the Loan Agreement is amended to read as follows:

“Make any Restricted Investment, except to the extent otherwise expressly permitted by Section 7.04 of the Restated Credit Agreement; provided, in no event shall Borrower make any Investment which results in or facilitates in any manner any Distribution not otherwise permitted under the terms of Section 6(f) at a time when such Section is in effect.”

1.6    Sales and Dispositions of Assets. Clause (2) of Section 6(e) of the Loan Agreement is amended to read as follows:

“(2)    Asset Dispositions which are both permitted pursuant to Section 7.05 of the Restated Credit Agreement and not otherwise prohibited by this Loan Agreement or the other Loan Documents;”

1.7    Distributions. Clause (1) of Section 6(f) of the Loan Agreement is amended to read as follows:

“(1) Distributions permitted pursuant to Section 7.03 of the Restated Credit Agreement, and…”

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1.8    Restrictive Agreements.

(a)    Clause (4) of Section 6(i) of the Loan Agreement is amended to replace the reference to “ABL Credit Agreement” with “Restated Credit Agreement.”

(b)    Clause (8) of Section 6(i) of the Loan Agreement is amended to read as follows:

“(8) permitted under Section 7.11 of the Restated Credit Agreement;”

1.9    Certain Payments. Clause (2) of Section 6(l) of the Loan Agreement is amended to replace the reference to “ABL Credit Agreement” with “Restated Credit Agreement.”

1.10    Amendments to Other Debt Documents. Section 6(m) of the Loan Agreement is amended to replace each reference to “ABL Credit Agreement” with “Restated Credit Agreement.”

1.11    Financial Covenant. Section 7(b) of the Loan Agreement (as amended by the First Modification Agreement) is amended to read as follows:

“(b) as of the last day of any Fiscal Quarter, either (i) the Aggregate Available Commitment under the Restated Credit Agreement (as such term is defined therein) is less than $50,000,000.00, and/or (ii) Borrower is not able to satisfy a condition precedent under Article 2 or Section 4.02 of the Restated Credit Agreement to borrowing at least $50,000,000.00 of the Aggregate Available Commitment (it being understood that a Covenant Trigger Event existing under this Section 7(b) shall be cured and, so long as a Covenant Trigger Event does not exist under Section 7(a) above, Borrower shall not be required to continue to comply with such Fixed Charge Coverage Ratio, during any Fiscal Quarter following a Fiscal Quarter in which Borrower has satisfied all of the conditions in the foregoing clauses (i) and (ii) of this Section 7(b)).”

1.11    Definitions of Loan Documents. Each reference in the Loan Documents to any of the Loan Documents shall be a reference to such document as modified hereby.

2.    MODIFICATION CLOSING CONDITIONS.

2.1    Closing Payments. Contemporaneously with the execution and delivery of this Agreement, and as a condition to recording the Memorandum of Second Modification Agreement, Borrower shall have paid the following amounts to Lender: (i) all delinquent and unpaid interest under the Loan, if any, as of the date hereof; and (ii) all the internal and external costs and expenses incurred by Lender in connection with this Agreement (including, without limitation, attorneys’, appraisal, appraisal review, processing, title, filing, and recording costs, expenses, and fees).

2.2    Title Endorsement. Promptly following execution and delivery of this Agreement, Borrower shall have caused to be delivered to Lender at Borrower’s sole cost and expense, a CLTA form 110.5 (modification) endorsement to the title insurance policy insuring the lien of the Deed of Trust. Such endorsement shall assure the continuing priority of the Deed of Trust as modified by the modification of the Loan Documents herein and is subject only to the exceptions in Schedule B, Part I, of such policy and such additional exceptions, if any, as Lender shall have expressly approved, in its sole discretion.

3.    RATIFICATION OF LOAN DOCUMENTS AND COLLATERAL.

The Loan Documents are ratified and affirmed by Borrower and shall remain in full force and effect as modified herein. Any property or rights to or interests in property granted as security in the Loan Documents shall remain as security for the Loan and the obligations of Borrower in the Loan Documents.

4.    BORROWER REPRESENTATIONS AND WARRANTIES.

Borrower represents and warrants to Lender:

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4.1    No Default. No Default or Event of Default has occurred and is continuing.

4.2    Ability to Perform. Borrower has not permitted or suffered any transfer, forfeiture or loss of any material asset and has not incurred or suffered any material additional liability that, in either case, would materially and adversely affect Borrower’s ability to perform its obligations under the Loan Documents and that was not previously disclosed to Lender.

4.3    Reaffirmation. Each and all representations and warranties of Borrower contained in the Loan Agreement, the Deed of Trust, and each of the other Loan Documents are accurate in all material respects on the date hereof (provided that representation 4(s) no longer applies because the Senior Subordinated

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Indenture is no longer in effect, all obligations issued thereunder having been paid in full).

4.4    No Defense. Borrower has no claims, counterclaims, defenses, or set-offs with respect to the Loan or the Loan Documents as modified herein.

4.5    Enforceable Obligations. The Loan Documents as modified herein are the legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with their terms except as enforceability may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors’ rights generally and by equitable principles (regardless of whether enforcement is sought in equity or at law).

4.6    Validly Existing. Borrower is validly existing under the laws of the State of Delaware, is in good standing in the State of California, and has the requisite power and authority to execute and deliver this Agreement and to perform the Loan Documents as modified herein. The execution and delivery of this Agreement and the performance of the Loan Documents as modified herein have been duly authorized by all requisite action by or on behalf of Borrower. This Agreement has been duly executed and delivered on behalf of Borrower.

5.    BORROWER COVENANTS. Borrower covenants with Lender that Borrower shall execute, deliver, and provide to Lender such additional agreements, documents, and instruments as reasonably required by Lender to effectuate the intent of this Agreement.

6.    EXECUTION AND DELIVERY OF AGREEMENT AND OTHER DOCUMENTS.

Lender shall not be bound by this Agreement until (i) Lender has executed and delivered this Agreement and the Memorandum of Second Modification Agreement, (ii) Borrower has executed and delivered this Agreement and the Memorandum of Second Modification Agreement, in form suitable for recording in the Official Records, and performed all of the obligations of Borrower under this Agreement to be performed contemporaneously with the execution and delivery of this Agreement, (iii) Borrower has caused to be delivered to Lender such other documents, as Lender requires, duly executed by Borrower and other parties, and (iv) Borrower has paid the closing payments described in Section 2.1 above.

7.    INTEGRATION, ENTIRE AGREEMENT, CHANGE, DISCHARGE, TERMINATION, OR WAIVER.

The Loan Documents as modified herein contain the complete understanding and agreement of Borrower and Lender in respect of the Loan and supersede all prior representations, warranties, agreements, arrangements, understandings, and negotiations. No provision of the Loan Documents as modified herein may be changed, discharged, supplemented, terminated, or waived except in a writing signed by the parties thereto.

8.    BINDING EFFECT.

The Loan Documents as modified herein shall be binding upon and shall inure to the benefit of Borrower and Lender and their respective successors and assigns and the executors, legal administrators, personal representatives, heirs, devisees, and beneficiaries of Borrower, provided, however, Borrower may not assign any of its right or delegate any of its obligation under the Loan Documents and any purported assignment or delegation shall be void.

9.    CHOICE OF LAW.

This Agreement shall be governed by and construed in accordance with the laws of the State of California, without giving effect to conflicts of law principles.

10.    COUNTERPART EXECUTION.

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Agreement to physically form one document.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

BORROWER:

SANMINA CORPORATION,
a Delaware corporation, (formerly known as
Sanmina-SCI Corporation, a Delaware corporation)

By:    _/s/ Brian Casey___________________________________
    Name:    Brian Casey
    Title:    Senior Vice President and Treasurer

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BANK:

MUFG UNION BANK, N.A., formerly known as Union Bank, N.A.

By:     /s/ Aileen Supena Throne
Name: Aileen Supena Throne
Title: Director

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EXHIBIT “A”

RECORDING REQUESTED BY
MUFG UNION BANK, N.A.

AND WHEN RECORDED, MAIL TO:

MUFG UNION BANK, N.A.
Attn: Asset Management V01-492
P.O. Box 30115
Los Angeles, CA 90030-0115

Space Above This Line for Recorder's Use

MEMORANDUM OF SECOND MODIFICATION AGREEMENT
(SHORT FORM)

This Memorandum of Second Modification Agreement (“Memorandum”) is made and entered into as of May 20, 2015 by and between SANMINA CORPORATION, a Delaware corporation (formerly known as Sanmina-SCI Corporation, a Delaware corporation) (“Trustor”) and MUFG UNION BANK, N.A., formerly known as Union Bank, N.A. (“Beneficiary”).

RECITALS

The undersigned agree that the following documents: (i) that certain Loan Agreement dated July 19, 2012 between Beneficiary as lender and Trustor as borrower, as amended by Modification Agreement dated December 19, 2014 (the “Loan Agreement”), (ii) that certain promissory note dated July 19, 2012 in the stated principal amount of Forty Million and No/one-hundredths Dollars ($40,000,000.00) (the "Note") executed by Trustor as borrower and (iii) that certain deed of trust securing the same executed by Trustor for the benefit of Beneficiary and recorded on July 19, 2012, as Instrument No. 2012-21755730 in Official Records, County of Santa Clara, State of California (the “Official Records”), as amended by Memorandum of Modification Agreement (Short Form) dated December 19, 2014, recorded December 19, 2014 as Instrument No. 22804954 in the Official Records (the "Deed of Trust") be and are amended upon the terms and conditions set forth in that certain Second Modification Agreement (Long Form) between the undersigned dated of even date herewith.

The Second Modification Agreement (Long Form) is by this reference incorporated herein and made a part hereof. The Deed of Trust affects that certain real property described in Exhibit “1” attached and incorporated herein by this reference.

2581383.2     EXHIBIT “A”

EXHIBIT “1”

SECOND MODIFICATION OF DEED OF TRUST

It is further agreed that the Deed of Trust shall be and is hereby amended and modified as follows:

1.    The loan evidenced by the Note, and other indebtedness and obligations secured by the Deed of Trust, have been modified as described in that certain Second Modification Agreement (Long Form) of even date herewith between Trustor and Beneficiary (the “Modification Agreement”). All references in the Deed of Trust to the Loan and the Loan Documents are hereby amended to be references to the Loan and the Loan Documents as modified by the Modification Agreement and this Memorandum.

2.    All terms and provisions of the Deed of Trust shall remain in full force and effect except as specifically modified herein or pursuant to the Modification Agreement.

3.    This Memorandum may be executed in counterparts all of which shall constitute one and the same document.

[Signature pages follow]

2581383.2     EXHIBIT “1”

IN WITNESS WHEREOF, the parties hereto have executed this Memorandum of Modification Agreement as of the date first written above.

TRUSTOR:

SANMINA CORPORATION,
a Delaware corporation (formerly known as
Sanmina-SCI Corporation, a Delaware corporation)

By:    ___________________________________
    Name:    Brian Casey
    Title:    Senior Vice President and Treasurer

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF CALIFORNIA        )
)
COUNTY OF             )

On before me , personally appeared Brian Casey, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/ they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity(ies) upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature _____________________________    (SEAL)

2581383.2     EXHIBIT “1”

BENEFICIARY:
MUFG UNION BANK, N.A., formerly known as Union Bank, N.A.

By:
Name:
Title:

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF CALIFORNIA        )
)
COUNTY OF             )

On before me , personally appeared , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/ they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity(ies) upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature _____________________________    (SEAL)

2581383.2     EXHIBIT “1”

EXHIBIT “B”

LEGAL DESCRIPTION:

The land situated in the County of Santa Clara, City of San Jose, State of California, and described as follows:

Parcels A, B, C and D, as shown on that certain Parcel Map filed for record in the Office of the Recorder of the County of Santa Clara, State of California on January 14, 1981 in Book 478 of Maps, at Pages 30 and 31.

EXCEPTING THEREFROM that portion of the property lying below a depth of 500 feet measured vertically, from the contour of the surface of said property; however, Southern Pacific Industrial Development Company, a Texas Corporation, or its successors and assigns shall not have the right for any purposes whatsoever to enter upon, into or through the surface of said property or any part thereof lying between said surface and 500 feet below said surface as excepted in the Deed recorded December 31, 1980 in Book F819, Page 440 of Official Records.

APN: 101-30-008, 009, 010, 011, 012 and 013

2581383.2     EXHIBIT “B”